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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                        Date of Report (Date of earliest
                          event reported) June 14, 2002


                           Vestcom International, Inc.
             (Exact name of registrant as specified in its charter)



  New Jersey                         333-23519                   22-3477425
  (State of                   (Commission File Number)          (IRS Employer
incorporation)                                               Identification No.)


5 Henderson Drive, West Caldwell, New Jersey                        07006
(Address of principal executive offices)                          (Zip Code)


                                 (973) 882-7000
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits

Exhibit Number      Description
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         3.2        Amended and Restated By-laws of Vestcom International, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             VESTCOM INTERNATIONAL, INC.



                                             By:  /s/ Brendan Keating
                                                  ------------------------------
                                                  Name:  Brendan Keating
                                                  Title:  President and CEO


Date:  June 17, 2002


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                                  Exhibit Index


 Exhibit Number      Description
 --------------      -----------

       3.2           Amended and Restated By-laws of Vestcom International, Inc.



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